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                                                                  Exhibit 10.9.3



December 29, 1999



Keith Dolliver
Microsoft Corporation
One Microsoft Way
Redmond, WA 98052

                         EXERCISE OF WARRANT TO PURCHASE
                   ORDINARY SHARES OF COMMTOUCH SOFTWARE LTD.

Dear Keith:

Pursuant to our discussions, this letter agreement (the "Letter Agreement") sets forth the understanding of Commtouch Software Ltd. ("Commtouch") and Microsoft Corporation ("Microsoft") with respect to the exercise by Microsoft of that certain warrant previously issued to Microsoft to purchase ordinary shares of Commtouch at the price and on the terms as more specifically set forth therein (the "Warrant").

It is the understanding of the parties that:

        1. Microsoft shall exercise its option to purchase all of the ordinary shares represented by the Warrant on December 29, 1999.

        2. Commtouch shall use best efforts to (i) as soon as is reasonably practicable, but no later than January 5, 2000, update and amend its most recent registration statement (the "Registration Statement") currently on file with the Securities and Exchange Commission (the "SEC") to include therein the ordinary shares purchased by Microsoft pursuant to the Warrant and (ii) cause the Registration Statement to be declared effective by the SEC as soon as reasonably practicable.

        3. Commtouch hereby represents that, to its knowledge, there are no facts or circumstances relating to its operations, accounting practices, or otherwise that would cause any delay by the SEC in declaring the effectiveness of its Registration Statement.

        4. The provisions of this Letter Agreement shall be governed by the laws of the State of Washington and the sole venue for any litigation or disputes arising under this Letter Agreement shall be the courts situated in the City of Seattle, Washington.

Please indicate your acceptance of and agreement with the foregoing by countersigning this Letter Agreement as set forth below. We appreciate the opportunity to do business with Microsoft and look forward to continuing our relationship with you.



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                                            Sincerely,




                                            /s/ G. MANTEL
                                            ------------------------------------
                                            COMMTOUCH SOFTWARE LTD.
                                            By:    Gideon Mantel
                                            Its:   Chief Executive Officer


ACCEPTED AND AGREED ON BEHALF OF MICROSOFT:


By: /s/ KEITH DOLLIVER
    -------------------------------
Title: Corporate Attorney
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Date: December 29, 1999
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